As filed with the Securities and Exchange Commission on October 5, 2011

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
(RULE 14A-101)
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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[ ]	Definitive Proxy Statement

[ ]	Definitive Additional Materials

[ ]	Soliciting Material under Rule 14a-12

WILLIAMSBURG INVESTMENT TRUST

(Name of Registrant as Specified In Its Charter)

c/o ULTIMUS FUND SOLUTIONS, LLC
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246

(Address of principal executive offices)

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 (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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October 19, 2011

Important Voting Information Inside

FBP Value Fund
FBP Balanced Fund
Series of Williamsburg Investment Trust

Please vote immediately!

You can vote through the internet, by telephone, or
by mail.  Details on voting can be found on
your proxy card.

WILLIAMSBURG INVESTMENT TRUST
800 Main Street, Second Floor
Lynchburg, Virginia 24505

SPECIAL MEETING OF SHAREHOLDERS OF

FBP Value Fund
FBP Balanced Fund

Important Voting Information Inside

TABLE OF CONTENTS

Letter from the President	4

Notice of Special Meeting of Shareholders	6

Important Information to Help You Understand the Proposals	7

Proxy Statement	10

Proposal 1:	To replace the fundamental investment limitations of the FBP Value Fund and the FBF Balanced Fund with new updated fundamental investment limitations:	11

1a.	To amend the fundamental investment limitation with respect to borrowing money and issuing senior securities	12

1b.	To eliminate the fundamental investment limitation with respect to acquiring foreign securities	14

1c.	To amend the fundamental investment limitation with respect to purchasing and selling commodities and put and call options	15

1d.	To eliminate the fundamental investment limitation with respect to purchasing shares of other investment companies	16

1e.	To eliminate the fundamental investment limitation with respect to amounts invested in one issuer	17

1f.	To amend the fundamental investment limitation with respect to concentrating investments in a particular industry or group of industries	18

1g.	To amend the fundamental investment limitation with respect to investing in real estate and oil, gas or other mineral exploration or development programs	19

1h.	To amend the fundamental investment limitation with respect to underwriting securities	20

1i.	To amend the fundamental investment limitation with respect to loans	21

1j.	To eliminate outdated fundamental investment limitations not required by law	22

Proposal 2:	To replace the fundamental investment objectives of the FBP Value Fund with a new non-fundamental investment objective	23

Proposal 3:	To transact any other business that may properly come before the Meeting or any adjournment thereof in the discretion of the proxies or their substitutes	25

Outstanding Shares and Voting Requirements	25

Additional Information on the Operation of the Funds	26

Other Matters	27

October 19, 2011

Dear Shareholder:

You are cordially invited to attend a Special Meeting of Shareholders (the “Meeting”) of the FBP Value Fund and the FBP Balanced Fund (individually, a “Fund,” collectively, the “Funds”), each a series of Williamsburg Investment Trust (the "Trust"), to be held at ____ _.m., Eastern time, on December 1, 2011 at the Trust’s offices, 225 Pictoria Drive, Suite 450, Cincinnati Ohio 45246 to vote on the proposals listed below.  Formal notice of the Meeting appears after this letter, followed by the proxy statement.  We hope that you can attend the Meeting in person; however, we urge you in any event to vote your shares at your earliest convenience by completing and returning the enclosed proxy in the envelope provided or voting by telephone or through the Internet.

PROPOSAL 1.	To replace the fundamental investment limitations of the FBP Value Fund and the FBP Balanced Fund with new updated fundamental investment limitations.

PROPOSAL 2.	To replace the fundamental investment objectives of the FBP Value Fund with a new non-fundamental investment objective.

PROPOSAL 3.	To transact any other business, not currently contemplated, that may properly come before the Meeting or any adjournment thereof in the discretion of the proxies or their substitutes.

The Trust’s Board of Trustees has approved each proposal and recommends that you vote “FOR” the proposed changes.

Your vote is important regardless of the number of shares you own.  In order to avoid the added cost of follow-up solicitations and possible adjournments, please take a few minutes to read the Proxy Statement and cast your vote.  It is important that your vote be received no later than ________, 2011.

In addition to voting by mail you may also vote either by telephone or through the Internet as follows:

TO VOTE BY TELEPHONE:	TO VOTE BY INTERNET:
1. Read the Proxy Statement and have the enclosed proxy card at hand	1. Read the Proxy Statement and have the enclosed proxy card at hand
2. Call the toll-free number that appears on the enclosed proxy card and follow the simple instructions	2. Go to the website that appears on the enclosed proxy card and follow the simple instructions

We encourage you to vote by telephone or through the Internet using the control number that appears on the enclosed proxy card.  Use of telephone or Internet voting will reduce the time and costs associated with this proxy solicitation.  Whichever method you choose, please read the enclosed Proxy Statement carefully before you vote.

We appreciate your participation and prompt response in this matter and thank you for your continued support.  If you have any questions after considering the enclosed materials, please call 1-866-738-1127.

Sincerely, John T. Bruce President The Flippin, Bruce & Porter Funds

WILLIAMSBURG INVESTMENT TRUST
800 Main Street, Second Floor
Lynchburg, Virginia 24505

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF

FBP VALUE FUND
FBP BALANCED FUND

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held at ___________  _ .m., Eastern Time, on December 1, 2011.  The Proxy Statement is available at www.fbpinc.com or by calling the Funds at 1-866-738-1127.

To the Shareholders of the FBP Value Fund and the FBP Balanced Fund:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the “Meeting”) of the FBP Value Fund and the FBP Balanced Fund (individually, a “Fund,”  collectively, the “Funds”), each a series of Williamsburg Investment Trust (the “Trust”) will be held at  _:00 _.m., Eastern time, on December 1, 2011 at the Trust’s offices, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.  The purpose of the Meeting is to consider and vote on the following matters:

1.	To replace the fundamental investment limitations of the Funds with new updated fundamental investment limitations.

2.	To replace the fundamental investment objectives of the FBP Value Fund with a new non-fundamental investment objective.

3.	To transact any other business, not currently contemplated, that may properly come before the Meeting or any adjournment thereof in the discretion of the proxies or their substitutes.

Shareholders of record as of the close of business on October 5, 2011 will be entitled to notice of and to vote at the Meeting or any adjournment thereof.  A Proxy Statement and proxy card solicited by the Trust are included herein.

Your vote is important to us.  Thank you for taking the time to consider the proposals.

By order of the Board of Trustees, Tina H. Bloom Secretary

October 19, 2011

IMPORTANT

Please vote by telephone or through the Internet by following the instructions on your proxy card, thus avoiding unnecessary expense and delay.  You may also execute the enclosed proxy and return it promptly in the enclosed envelope.  No postage is required if mailed in the United States.  The proxy is revocable and will not affect your right to vote in person if you attend the Meeting.

WILLIAMSBURG INVESTMENT TRUST

FBP VALUE FUND
FBP BALANCED FUND

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND THE PROPOSALS

While we encourage you to carefully read the entire text of the Proxy Statement, for your convenience we have provided answers to some of the most frequently asked questions and a brief summary of the proposals to be voted on by shareholders.

QUESTIONS AND ANSWERS

Q:	What is happening? Why did I get this package of materials?

A:
The FBP Value Fund and the FBP Balanced Fund (individually, a “Fund,” collectively, the “Funds”) are conducting a special meeting of shareholders scheduled to be held at ____ _.m., Eastern time, on December 1, 2011 in order to replace each Fund’s fundamental investment limitations with new updated limitations and to replace the fundamental investment objectives for the FBP Value Fund with a new non-fundamental objective.  Fundamental limitations and objectives are policies that can be changed only by obtaining shareholder approval.  According to our records, you are a shareholder of record as of the Record Date for this meeting.

Q:	Why am I being asked to vote on changes to the Funds’ fundamental investment limitations?

A:
Flippin, Bruce & Porter (the  “Adviser”), the investment adviser to the Funds, is proposing to update and simplify the Funds’ fundamental investment limitations in order to provide the Funds with more investment flexibility, to make the Funds more responsive to changing regulatory and market environments, and to save money by reducing the need for future shareholder approvals.  The proposed revisions to the fundamental investment limitations are intended to more closely reflect the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”) and standards adopted by the Securities and Exchange Commission (the “SEC”).  Since the time many of these limitations were adopted, there have been many changes to federal or state regulatory oversight and the operation of the capital markets.

Q:	How will the Funds’ new fundamental limitations differ from their existing limitations?

A:
The proposed changes will have the effect of eliminating certain limitations that are outdated and no longer required by law and updating and simplifying certain other limitations.  The 1940 Act requires the Funds to adopt fundamental policies with respect to certain activities and provides that such policies may not be changed except by a majority vote of shareholders.  These activities are:

•	Borrowing money
•	Issuing senior securities
•	Purchasing and selling commodities
•	Concentrating investments in a particular industry or group of industries

•	Purchasing and selling real estate
•	Underwriting securities
•	Making loans

Although the Funds currently have a fundamental limitation addressing each of these activities, the Funds have adopted many other fundamental limitations covering activities in which a fundamental limitation is not required.  This has had the effect of unnecessarily restricting the Funds’ ability to respond to changing circumstances and market opportunities. A comparison of the Funds’ existing and proposed fundamental limitations appears in this Proxy beginning on page __.

Q:	Why am I being asked to vote on changes to the FBP Value Fund’s fundamental investment objectives?

A:
The Adviser is proposing to change the FBP Value Fund’s fundamental investment objectives in order to place an increased emphasis on income.  FBP believes an income-focused objective will benefit shareholders by seeking to capture the significant dividend income potential it believes is currently available in the equity markets. In addition, the Adviser is proposing that the new investment objective be non-fundamental so that it can be changed by the Board of Trustees without having to seek shareholder approval.  However, shareholders will be given 60 days’ notice of any such change.

Q:	How will the FBP Value Fund’s new fundamental objective differ from its existing objectives?

A:
The proposed changes will have the effect of changing the FBP Value Fund’s investment objective from “long term growth of capital with current income as a secondary objective” to an investment objective of “above average and growing income while achieving long-term growth of capital.”

Q:	How will the FBP Value Fund’s new fundamental objective impact its investment process?

A:
The new fundamental investment objective is being proposed in conjunction with the implementation of a new dividend income strategy for the FBP Value Fund that will seek income as well as capital appreciation.  The Adviser believes that a strategy emphasizing higher yielding, dividend-paying stocks may provide greater potential for capital appreciation to shareholders of the FBP Value Fund, as well as income.  A comparison of the FBP Value Fund’s existing and new strategies appears in this Proxy beginning on page __.

Q:	How does the Board of Trustees recommend that I vote?

A:	After careful consideration of the proposals, the Board of Trustees unanimously recommends that you vote FOR each of the proposals.

Q:	What will happen if there are not enough votes to hold the Meeting?

A:
It is important that shareholders vote by telephone or Internet or complete and return signed proxy cards promptly, but no later than _________, 2011 to ensure there is a quorum for the Meeting.  You may be contacted by a representative of the Trust or a proxy solicitor if we do not hear from you.  If we have not received sufficient votes to have a quorum at the Meeting or have not received enough votes to approve the proposals, we may adjourn the Meeting to a later date so we can continue to seek more votes.

Q:	Whom should I call for additional information about the Proxy Statement?

A:	If you have any questions regarding the Proxy Statement or completing and returning your proxy card, please call 1-866-738-1127.

WILLIAMSBURG INVESTMENT TRUST

SPECIAL MEETING OF SHAREHOLDERS OF

FBP VALUE FUND
FBP BALANCED FUND

To Be Held on December 1, 2011

PROXY STATEMENT

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board” or “Board of Trustees”) of Williamsburg Investment Trust (the “Trust”) for use at the Special Meeting of Shareholders (the “Meeting”) of two series of the Trust:  the FBP Value Fund and the FBP Balanced Fund (individually, a “Fund,” and collectively, the “Funds”), or at any adjournment thereof.  The principal address of the Funds is 800 Main Street, Second Floor, Lynchburg, Virginia 24505.  This Proxy Statement and proxy card were first mailed to shareholders on or about October 19, 2011.

As described in more detail below, at the Meeting shareholders are being asked to replace the existing fundamental investment limitations of the Funds with a set of new updated fundamental investment limitations (Proposal 1).  Shareholders of the FBP Value Fund are also being asked to replace that Fund’s fundamental investment objectives with a new non-fundamental investment objective (Proposal 2).

A proxy, if properly executed, duly returned and not revoked, will be voted in accordance with the specifications therein.  A proxy that is properly executed but has no voting instructions with respect to a proposal will be voted for that proposal.  A shareholder may revoke a proxy at any time prior to use by filing with the Secretary of the Trust an instrument revoking the proxy, by submitting a proxy bearing a later date, or by attending and voting at the Meeting.

The Trust has retained The Altman Group to solicit proxies for the Meeting.  The Altman Group is responsible for printing proxy cards, mailing proxy material to shareholders, soliciting broker-dealer firms, custodians, nominees and fiduciaries, tabulating the returned proxies and performing other proxy solicitation services.  The anticipated cost of these services is approximately $6,500, and such cost will be shared equally by the Funds and Flippin, Bruce & Porter, Inc. (the “Adviser”), the investment adviser of the Funds.

In addition to solicitation through the mail, proxies may be solicited by representatives of the Trust without cost to the Trust.  Such solicitation may be by telephone, facsimile or otherwise.  It is anticipated that broker-dealer firms, custodians, nominees and fiduciaries will be requested to forward proxy materials to beneficial owners and to obtain approval for the execution of proxies.  Upon request, the Adviser and the Funds will reimburse such persons or entities for the reasonable expenses incurred by them in connection with forwarding solicitation material to the beneficial owners of shares held of record by such persons.

The following table summarizes the proposals applicable to each Fund:

Proposal	Proposal Description	Applicable Funds	Page
1	To replace the fundamental investment limitations of the Funds with new updated fundamental investment limitations	Both	11
2	To replace the fundamental investment objectives of the FBP Value Fund with a new non-fundamental investment objective	FBP Value Fund	23
3	To transact such other business that may properly come before the Meeting or any adjournment thereof in the discretion of the proxies or their substitutes	Both	25

PROPOSAL 1:	TO REPLACE THE FUNDAMENTAL INVESTMENT LIMITATIONS OF THE FUNDS WITH NEW UPDATED FUNDAMENTAL LIMITATIONS

Shareholders are being asked to adopt a revised set of fundamental investment limitations that conform to the provisions of the Investment Company Act of 1940, as amended (the “1940 Act”) and positions of the staff of the Securities and Exchange Commission (the “SEC”).  Under the 1940 Act, the Funds are required to adopt certain “fundamental” investment policies that can be changed only by a shareholder vote. Because the Funds have been in operation for more than fifteen years, many of their fundamental investment limitations reflect certain regulatory, business or industry conditions that are no longer in effect.

After conducting an analysis of the Funds’ fundamental investment limitations, the Adviser has recommended to the Board that certain fundamental investment limitations be amended or eliminated in order to (i) clarify certain language; (ii) simplify certain fundamental investment limitations by omitting unnecessary language regarding non-fundamental exceptions or explanations; (iii) eliminate fundamental investment limitations that are no longer required under state securities laws, the 1940 Act or the positions of the staff of the SEC in interpreting the 1940 Act; and, (iv) provide additional flexibility to the Funds’ portfolio management process by permitting the Funds to engage in certain investment activities consistent with current law and to better respond to changing markets, new investment opportunities and future changes to applicable law.   It is possible and even likely that, as the financial markets continue to evolve over time, the 1940 Act and other applicable law may be amended to address changed circumstances and new investment opportunities.  It is also possible that the 1940 Act and other law could change for other reasons.  Because many of the existing fundamental investment limitations are more restrictive than the law requires, their presence unnecessarily limits the Funds’ investment activities without a meaningful benefit to shareholders.  The new updated fundamental investment limitations will provide the Board of Trustees with broader discretion to determine the Funds’ investment policies to the full extent permitted by the 1940 Act and other applicable law as it may be amended from time to time, or new rules, interpretations and exemptions implemented by the SEC or other agencies without seeking costly and time-consuming shareholder approval.

The Board has reviewed the proposed new updated fundamental investment limitations of the Funds as set forth in Proposals 1a-j and has concluded that the Proposals are in the best interests of each Fund and its shareholders and has unanimously approved the Proposals, subject to approval of each Fund’s shareholders.

Shareholders are being asked to vote on each Proposal separately on the enclosed proxy card.  If a Proposal is not approved by shareholders of a Fund, the Fund’s current limitation will remain unchanged and the Board may consider other courses of action. If a Proposal is approved by shareholders of one Fund and not approved by shareholders of the other Fund, the Proposal will be implemented for the Fund that approved the Proposal.

Proposal No. 1a

TO AMEND THE FUNDAMENTAL INVESTMENT LIMITATION
WITH RESPECT TO BORROWING MONEY
AND ISSUING SENIOR SECURITIES

The 1940 Act requires every mutual fund to have a fundamental investment policy regarding borrowing money and the issuance of senior securities.  The 1940 Act generally permits a fund to borrow money in an amount equal to or less than 33 1/3% of its total assets (including the amount borrowed) from banks, or an amount equal to or less than 5% of its total assets for temporary purposes from any person.  Mutual funds typically borrow money to cover short-term cash needs (such as to cover large and unexpected redemptions) without having to sell portfolio securities at a time when a sale would be disadvantageous for investment reasons.

A senior security is  generally any security that gives its holder a priority claim on a mutual fund’s assets or on dividends paid by a fund.  A number of different investment instruments and strategies – forward and futures contracts, repurchase agreements, short selling, options writing and certain derivatives – may involve the issuance of a senior security.  The 1940 Act prohibits funds from issuing or selling senior securities, but the SEC has taken the position that instruments and strategies that otherwise might be considered to involve senior securities will not be considered senior securities if funds use certain protective techniques.  These techniques include holding an offsetting position or segregating liquid assets in an amount sufficient to  meet the fund’s obligations under the instrument or strategy.

The Funds’ existing investment limitation is more prohibitive than the requirements of the 1940 Act and has the effect of unnecessarily limiting the Funds’ borrowing practices and restricting their ability to issue senior securities.

Listed below is a description of the Funds’ current and proposed fundamental limitations with respect to borrowing money and issuing senior securities and the implications of the Proposal:

Current Fundamental Limitation	Proposed Fundamental Limitations
Each Fund may not issue senior securities, borrow money or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of either Fund’s total assets, or (b) in order to meet redemption requests which might otherwise require untimely disposition of portfolio securities if, immediately after such borrowing, the value of a Fund’s assets, including all borrowings then outstanding, less its liabilities (excluding all borrowings), is equal to at least 300% of the aggregate amount of borrowings then outstanding, and may pledge its assets to secure all such borrowings.

Each Fund may not engage in borrowing except as permitted by the 1940 Act, any rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

Each Fund will not issue senior securities.  This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by a Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the 1940 Act, the rules or regulations promulgated thereunder or interpretations of the SEC or its staff.

Purpose of Proposal	Effect of Proposal
The purpose of this Proposal is to make each Fund’s fundamental investment limitation on borrowing and issuing senior securities consistent with applicable limitations under the 1940 Act.  The proposed changes would expand the Funds’ flexibility to borrow and issue senior securities to the extent permitted by the 1940 Act and simplify the current limitation by omitting unnecessary exceptions and explanations.

The proposed amendments are not expected to change the way the Funds are managed or affect their operations.  The Funds currently do not intend to change their borrowing activities or their approach to issuing senior securities in response to the change in the policy.  Any change to the Funds’ borrowing activities or their approach to issuing senior securities would be subject to review by the Board and would be reflected in the Funds’ disclosures to shareholders, including any material risks, as appropriate.  If this Proposal is approved, each Fund would be permitted to borrow for any purpose permitted under the 1940 Act, including for leveraging purposes, which means that each Fund would be able to use borrowed money to increase its investments in securities.  To the extent that borrowing involves leveraging, a Fund’s share price may be subject to increased volatility because borrowing may magnify the effect of an increase or decrease in a Fund’s holdings.  In addition, any money borrowed would be subject to interest and other costs.

The proposed senior securities policy would clarify the Funds' ability to engage in the permissible types of transactions discussed above, which, while appearing to raise senior security concerns, have been interpreted as not constituting the issuance of senior securities under the federal securities laws.  It should be noted, though, that engaging in those transactions may subject a Fund to additional costs (i.e., additional interest expense) and risks.  The principal risk created by the use of senior securities is leverage risk, i.e., that it is possible that the Fund's loss on the transaction may exceed the amount invested.

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUNDS VOTE "FOR" APPROVAL OF PROPOSAL No. 1a.

Proposal No. 1b

TO ELIMINATE THE FUNDAMENTAL INVESTMENT LIMITATION WITH
RESPECT TO ACQUIRING FOREIGN SECURITIES

The Funds’ existing investment limitation does not permit the Funds to acquire foreign securities directly or to purchase shares of exchange-traded funds (“ETF”) and similar investment vehicles that are listed on a foreign securities exchange.  Each Fund is currently permitted to gain exposure to the foreign securities markets through the purchase of American Depositary Receipts (“ADRs”).  ADRs are receipts issued by a bank or trust company and evidence ownership of underlying securities issued by foreign companies.  ADRs are U.S. dollar-denominated and trade on a U.S. stock exchange or domestically in the over-the-counter market.  Since the 1940 Act generally allows a mutual fund to invest its assets in foreign securities, the Funds’ fundamental investment limitation is not required by law and unnecessarily limits the Funds’ investments in foreign securities.

Listed below is a description of the Funds’ current fundamental limitation with respect to foreign securities and the implications of the Proposal:

Current Fundamental Limitation
Each Fund may not acquire foreign securities, except that the Funds may acquire foreign securities sold as American Depositary Receipts without limit.
Purpose of Proposal	Effect of Proposal
The purpose of the Proposal is to eliminate a fundamental investment limitation not required by law.  The removal of this limitation would expand the Funds’ flexibility to invest in foreign securities.  It would permit the Funds to (i) directly acquire securities of foreign issuers that trade on domestic or foreign securities exchanges, (ii) acquire shares of ETFs and similar investment vehicles that are listed on a foreign securities exchange, or (iii) acquire foreign debt securities.   The removal of this limitation would also enable the Funds to change any strategies now governed by this policy without having to incur the expense or delay of obtaining shareholder approval.

If the Proposal is approved, each Fund may take advantage of its ability to directly acquire foreign securities or ETFs that invest in foreign securities.  Any use of foreign securities implemented by the Funds would be subject to review by the Board and would be reflected in the Funds’ disclosures to shareholders, including any material risks, as appropriate.  Such risks may include the risk that foreign securities may not be subject to uniform audit and disclosure standards and are subject to the risk of changes in currency exchange rates, political, economic and social events, less liquidity and less publicly available information than domestic securities.

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUNDS VOTE "FOR" APPROVAL OF PROPOSAL No. 1b.

Proposal No. 1c

TO AMEND THE FUNDAMENTAL INVESTMENT LIMITATION
WITH RESPECT TO PURCHASING AND SELLING COMMODITIES
AND PUT AND CALL OPTIONS

The 1940 Act requires every mutual fund to have a fundamental investment policy regarding the purchase and sale of commodities.  Commodities include physical commodities such as grains, metals and foods.  Commodities may also include financial derivative or commodities contracts, such as futures contracts, and options thereon, including currency, stock index, or interest rate futures.  The 1940 Act and the Internal Revenue Code contain provisions that, as a practical matter, limit how much a mutual fund can invest in commodities; however, the Funds’ existing limitation is more prohibitive than the requirements of the 1940 Act and the Internal Revenue Code and has the effect of unnecessarily limiting the Funds’ commodity investments.

A call option gives the purchaser of the option the right to purchase the underlying security from the writer of the option at a specified exercise price. A put option gives the purchaser of the option the right to sell the underlying security to the writer of the option at a specified exercise price.  The use of put and call options on securities can be used effectively to reduce the overall investment risk than would otherwise be associated with the securities in which a Fund invests.  Since the 1940 Act generally allows a mutual fund to purchase and sell put and call options, the Funds’ fundamental investment limitation is not required by law and unnecessarily limits the Funds’ investments in put and call options.

Listed below is a description of the Funds’ current and proposed fundamental limitation with respect to purchasing and selling put and call options and commodities and the implications of the Proposal:

Current Fundamental Limitation	Proposed Fundamental Limitation
Each Fund may not write, acquire or sell puts, calls or combinations thereof, or purchase or sell commodities, commodities contracts, futures contracts or related options, except that the Funds may (a) write covered call options provided that the aggregate value of the obligations underlying the call options will not exceed 25% of a Fund’s net assets and (b) purchase exchange listed put and call options provided the aggregate premiums paid on all such options which are held at any time do not exceed 20% of a Fund’s net assets.

Each Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments.  This limitation does not preclude a Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies that are engaged in a commodities business or have a significant portion of their assets in commodities.

Purpose of Proposal	Effect of Proposal
The proposed amendments would simplify the current restriction with respect to commodities by omitting an unnecessary discussion of exceptions and explanations and clarify that financial derivative or commodity contracts are not limited by this restriction.

Approval of this Proposal would eliminate a fundamental investment limitation with respect to puts and calls that is not required by law.  The removal of this limitation would expand the Funds’ flexibility to purchase and sell put and call options.   The removal of this limitation would also enable the Funds to change any strategies now governed by this policy without having to incur the expense or delay of obtaining shareholder approval.

The proposed amendments would provide the Funds with greater flexibility with respect to investing in options and commodities to the extent permitted by the 1940 Act.  The Funds have no present intention of changing their investment strategies with respect to commodities.

The Funds may take advantage of their ability to write covered call options and purchase put and call options to a larger extent than is currently permitted in order to pursue their investment strategies.  The Funds may purchase and write options in combination with each other to adjust the risk and return of their overall investment positions.

Any use of commodities or financial derivative or commodities contracts, or put or call options implemented by the Funds would be subject to review by the Board and would be reflected in the Funds’ disclosures to shareholders, including any material risks, as appropriate.  Such risks may include the risk that options and futures contracts may be more volatile or less liquid than traditional investments and that their use may result in a capital loss if the price of the underlying security rises or falls dramatically.

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUNDS VOTE "FOR" APPROVAL OF PROPOSAL No. 1c.

Proposal No. 1d

TO ELIMINATE THE FUNDAMENTAL INVESTMENT LIMITATION
WITH RESPECT TO PURCHASING SHARES OF
OTHER INVESTMENT COMPANIES

The 1940 Act places no limits on purchases by funds of shares in money market investment companies, subject to certain conditions, and generally permits a fund to invest up to 10% of its total assets in shares of other investment companies.  The Funds’ fundamental investment limitation is not required by law and unnecessarily limits the amount of the Funds’ net assets that can be invested in shares of other investment companies.

Listed below is a description of the Funds’ current fundamental limitation with respect to purchasing shares of other investment companies and the implications of the Proposal:

Current Fundamental Limitation
Each Fund will not purchase securities of other investment companies, except through purchases in the open market involving only customary brokerage commissions and as a result of which not more than 5% of a Fund’s total assets would be invested in such securities, or except as part of a merger, consolidation or other acquisition.

Purpose of Proposal	Effect of Proposal
The purpose of this Proposal is to eliminate a fundamental investment limitation not required by law.  The removal of this limitation would enable the Funds to invest a larger percentage of their assets in other investment companies, including money market funds, ETFs and index-based mutual funds to the extent permitted by the 1940 Act.  The removal of this limitation would also enable each Fund to change any strategies now governed by this policy without having to incur the expense or delay of obtaining shareholder approval.

If the Proposal is approved, the Funds may take advantage of their ability to invest to a greater extent in shares of other investment companies, including money market funds, ETFs and index-based mutual funds in order to pursue its investment strategies.

Any change to the use of investing in other investment companies implemented by the Funds would be subject to review by the Board and would be reflected in the Funds’ disclosures to shareholders, including any material risks, as appropriate.  To the extent the Funds invest a larger percentage of their assets in other investment companies, they will be subject to the investment risks associated with the investment strategies of the other investment companies.  In addition, each Fund must bear the management and other fees of the investment companies, in addition to its own expenses.  Furthermore, ETFs are subject to certain risks that do not apply to conventional open-end mutual funds, including the risk that the market price of an ETF’s shares may trade at a discount to its net asset value, or that an active trading market for an ETF’s shares may not be developed or maintained.

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUNDS VOTE "FOR" APPROVAL OF PROPOSAL No. 1d.

Proposal No. 1e

TO ELIMINATE THE FUNDAMENTAL INVESTMENT LIMITATION WITH
RESPECT TO AMOUNTS INVESTED IN ONE ISSUER

The Funds’ existing limitation with respect to amounts invested in one issuer is based upon the requirements for a “diversified company” under the 1940 Act.  Under the 1940 Act, a fund that has elected to be classified as “diversified” (like the Funds) may not purchase the securities of any one issuer, if at the time of purchase, with respect to 75% of the fund’s total assets, more than 5% of its total assets would be invested in the securities of that issuer, or the fund would own or hold more than 10% of the outstanding voting securities of that issuer.  Up to 25% of a fund’s total assets may be invested without regard to these limitations.  Under the 1940 Act, these limitations do not apply to securities issued or guaranteed as to principal or interest by the U.S. government or any of its agencies or instrumentalities, or to the securities of other investment companies.  As a diversified investment company, each Fund must comply with these diversification requirements unless it changes its classification to a “non-diversified” company.  Since a Fund cannot change its classification to a non-diversified company without shareholder approval, the existing limitation is unnecessary.  In addition, the Funds’ existing investment limitation is more restrictive than required under the 1940 Act because it applies to 100%, rather than 75%, of each Fund’s assets, and does not exclude investments in other investment companies.

Listed below is a description of the Funds’ current fundamental limitation with respect to amounts invested in one issuer and the implications of the Proposal:

Current Fundamental Limitation
Each Fund will not invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities or of any class of securities of any one issuer.

Purpose of Proposal	Effect of Proposal
The purpose of this Proposal is to eliminate a fundamental investment limitation not required by law.  The removal of this limitation would enable the Funds to invest more than 5% of their assets in the securities of any one issuer and to purchase more than 10% of the outstanding voting securities or of any class of securities of any one issuer, to the extent permitted by the requirements for a “diversified company” under the 1940 Act.

If the Proposal is approved, the Funds would each continue to be classified as diversified investment companies under the 1940 Act, but would have greater flexibility with respect to the composition of their portfolios.  The removal of the existing limitation would permit each Fund to take larger positions (both as a percentage of the Fund’s assets and as a percentage of the issuer’s voting securities) in certain securities than is currently the case.  To the extent a Fund takes a larger position in a security, it would be subject to a greater degree to the risks associated with investing in a single issuer.

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUNDS VOTE "FOR" APPROVAL OF PROPOSAL No. 1e.

Proposal No. 1f

TO AMEND THE FUNDAMENTAL INVESTMENT LIMITATION
WITH RESPECT TO CONCENTRATING INVESTMENTS IN A
PARTICULAR INDUSTRY OR GROUP OF INDUSTRIES

The 1940 Act requires every mutual fund to have a fundamental investment policy regarding concentrating investments in a particular industry or group of industries.  The SEC staff has taken the position that a fund concentrates its investments if it invests more than 25% of its assets in any particular industry or group of industries.  For this purpose, investments do not include certain items such as cash, U.S. government securities, securities of other investment companies and certain tax-exempt securities.

Listed below is a description of the Funds’ current and proposed fundamental limitation with respect to concentrating investments and the implications of the Proposal:

Current Fundamental Limitation	Proposed Fundamental Limitation
Each Fund may not invest 25% or more of the value of its total assets in any one industry or group of industries (except that securities of the U.S. Government, its agencies and instrumentalities are not subject to these limitations).

Each Fund will not invest more than 25% of its total assets in a particular industry or group of industries.  This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect  thereto, or investments in other investment companies.

Purpose of Proposal	Effect of Proposal
The purpose of this Proposal is to make each Fund’s fundamental policy on concentrating investments consistent with the provisions of the 1940 Act and positions of the staff of the SEC in interpreting the 1940 Act.  The proposed amendments would clarify that investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect  thereto, or investments in other investment companies are not subject to the Funds’ industry concentration policy.  The proposed amendments would further clarify that each Fund will not invest “more than 25%” rather than “25% or more” of its total assets in a particular industry or group of industries.
The proposed amendments are not expected to change the way the Funds are managed or to affect their operations.

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUNDS VOTE "FOR" APPROVAL OF PROPOSAL No. 1f.

Proposal No. 1g

TO AMEND THE FUNDAMENTAL LIMITATION WITH RESPECT TO
INVESTING IN REAL ESTATE AND OIL, GAS OR OTHER MINERAL
EXPLORATION OR DEVELOPMENT PROGRAMS

The 1940 Act requires every mutual fund to have a fundamental investment policy regarding the purchase and sale of real estate.  Since the 1940 Act does not prohibit funds from investing in real estate, either directly or indirectly, the Funds’ investment limitation unnecessarily limits the Funds’ investments in real estate.

The Funds’ fundamental investment limitation regarding oil, gas or other mineral development programs was adopted many years ago in order to satisfy state regulatory requirements.  In 1996, Congress preempted the states from imposing such requirements.  As a result, the Funds’ fundamental investment limitation is not required by law and unnecessarily limits the Funds’ investments in oil, gas or other mineral development programs.

Listed below is a description of the Funds’ current and proposed fundamental limitation with respect to real estate and oil, gas or other mineral development programs and the implications of the Proposal:

Current Fundamental Limitation	Proposed Fundamental Limitation
Each Fund may not invest in interests in real estate, real estate mortgage loans, oil, gas or other mineral exploration or development programs, except that the Funds may invest in the securities of companies (other than those which are not readily marketable) which own or deal in such things, and the Funds may invest in certain mortgage backed securities as described in the Prospectus.

Each Fund will not purchase or sell real estate.  This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate.  This limitation does not preclude a Fund from holding or selling real estate acquired as a result of the Fund’s ownership of securities or other instruments, investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

Purpose of Proposal	Effect of Proposal
The purpose of this Proposal is to eliminate a fundamental investment limitation on investing in oil, gas or other mineral development programs not required by law.  With respect to real estate, the proposed policy would permit the Funds to hold or sell real estate acquired as a result of the Fund’s ownership of securities or other instruments rather than unconditionally prohibiting the Funds from investing directly in real estate.
The proposed change is not expected to change the way the Funds are managed or to affect their operations.

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUNDS VOTE "FOR" APPROVAL OF PROPOSAL No. 1g.

Proposal No. 1h

TO AMEND THE FUNDAMENTAL LIMITATION WITH RESPECT TO UNDERWRITING SECURITIES

The 1940 Act requires every mutual fund to have a fundamental investment policy with respect to engaging in the business of underwriting securities issued by other persons.  Under the federal securities laws, a person or company generally is considered an underwriter if it participates in the public distribution of securities of other issuers, usually by purchasing the securities from the issuer with the intention of re-selling the securities to the public.

Listed below is a description of the Funds’ current and proposed fundamental limitation with respect to underwriting and the implications of the Proposal:

Current Fundamental Limitation	Proposed Fundamental Limitation
Each Fund may not underwrite securities issued by others, expect to the extent a Fund may be deemed to be an underwriter under the federal securities laws in connection with the disposition of portfolio securities.

Each Fund will not act as underwriter of securities issued by other persons.  This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws or in connection with investments in other investment companies.

Purpose of Proposal	Effect of Proposal
The purpose of this Proposal is to clarify that the Funds are permitted to invest in other investment companies even if, as a result of the investment, a Fund could be deemed an underwriter under federal securities laws.
The proposed change is not expected to change the way the Funds are managed or to affect their operations.

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUNDS VOTE "FOR" APPROVAL OF PROPOSAL No. 1h.

Proposal No. 1i

TO AMEND THE FUNDAMENTAL INVESTMENT LIMITATION WITH RESPECT TO LOANS

The 1940 Act requires every mutual fund to have a fundamental investment policy regarding making loans to other persons.  As a general matter, the 1940 Act permits funds to lend their portfolio securities, subject to certain restrictions and guidelines developed by the SEC staff.  The following guidelines for lending portfolio securities have been developed by SEC staff:

•	A Fund may not loan securities equal in value to no more than 1/3 of its total assets.
•
A Fund must receive 100% collateral in the form of cash or U.S. government securities.  This collateral must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund.

•	During the time portfolio securities are on loan, the borrower must pay the Fund a reasonable return on the loaned securities.
•	The loans must be subject to termination by a Fund or the borrower at any time.

The Funds’ existing limitation is more restrictive than the requirements of the 1940 Act and has the effect of unnecessarily limiting the Funds’ lending practices.

Listed below is a description of the Funds’ current and proposed fundamental limitation with respect to loans and the implications of the Proposal:

Current Fundamental Limitation	Proposed Fundamental Limitation
Each Fund will not make loans of money or securities, except that the Funds may invest in repurchase agreements.
Each Fund will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, (c) by purchasing nonpublicly offered debt securities, (d) by purchasing commercial paper, or (e) by entering into any other lending arrangement permitted by the 1940 Act, any rules and regulations promulgated thereunder or interpretation of the SEC or its staff.  For purposes of this limitation, the term "loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other debt securities.

Purpose of Proposal	Effect of Proposal
The purpose of this Proposal is to make each Fund’s fundamental investment limitation with respect to loans consistent with applicable limitations under the 1940 Act.   The proposed amendments would expand the Funds’ ability to enter into lending arrangements to the extent permitted by the 1940 Act and clarify certain types of arrangements that are specifically permitted.

The proposed amendments are not expected to change the way the Funds are managed or to affect their operations.  The Funds currently do not intend to change their investment strategies with respect to loans.  If a Fund were to avail itself of the ability to engage in lending practices to a greater extent than is currently permitted, such practices would be subject to review by the Board and would be reflected in such Fund’s disclosures to shareholders, including any material risks, as appropriate.  Such risks include a delay in the recovery of the loaned securities or a loss of rights in the collateral received, if the borrower fails financially.

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUNDS VOTE "FOR" APPROVAL OF PROPOSAL No. 1i.

Proposal No. 1j

TO ELIMINATE OUTDATED FUNDAMENTAL LIMITATIONS NOT REQUIRED BY LAW

The fundamental investment limitations that shareholders are being asked to adopt include only those policies that are required by the 1940 Act.  A number of the Funds’ fundamental investment limitations were adopted many years ago in order to satisfy state regulatory requirements.  In 1996, Congress preempted the states from imposing such requirements.  Many of these limitations relate to instruments or strategies that the Funds do not use today and do not expect to use in the future. Even after the unnecessary policies are eliminated, the Funds will still be limited with regards to many of the activities covered by the policies.  For example, federal law limits the degree to which a Fund may invest in illiquid securities, purchase securities on margin or sell securities short.

Listed below is a description of the Funds’ current fundamental limitations that are no longer required and the implications of the Proposal:

Current Fundamental Limitations
•
Each Fund may not invest in restricted securities, or invest more than 10% of a Fund’s assets in other illiquid securities, including repurchase agreements maturing in over seven days, and other securities for which there is no established market or for which market quotations are not readily available.

•
Each Fund may not invest in the securities of any issuer if any of the officers or trustees of the Trust or its Adviser who own beneficially more than 1/2 of 1% of the outstanding securities of such issuer together own more than 5% of the outstanding securities of such issuer.

•	Each Fund may not invest for the purpose of exercising control or management of another issuer.
•	Each Fund may not purchase securities on margin (but the Funds may obtain such short-term credits as may be necessary for the clearance of transactions).
•
Each Fund may not make short sales of securities or maintain a short position, except short sales “against the box” (A short sale is made by selling a security the Fund does not own. A short sale is “against the box” to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short).

•	Each Fund may not participate on a joint or joint and several basis in any trading account in securities.
•
Each Fund may not invest in securities of issuers which have a record of less than three years’ continuous operation (including predecessors and, in the case of bonds, guarantors), if more than 5% of its total assets would be invested in such securities.

Purpose of Proposal	Effect of Proposal
The purpose of this Proposal is to eliminate existing fundamental investment policies that are no longer required by law. The removal of these limitations would enable the Funds to change any strategies now governed by these policies without having to incur the expense or delay of obtaining shareholder approval.
The removal of these limitations is not expected to change the way the Funds are managed or to affect their operations.

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUNDS VOTE "FOR" APPROVAL OF PROPOSAL No. 1j.

PROPOSAL 2:	TO REPLACE THE FUNDAMENTAL INVESTMENT OBJECTIVES OF THE FBP VALUE FUND WITH A NEW NON-FUNDAMENTAL INVESTMENT OBJECTIVE

The Adviser has proposed a new investment objective for the FBP Value Fund that is designed to place an increased emphasis on income.  In addition, the Adviser has proposed that the new investment objective would be non-fundamental and could be changed by the Board of Trustees without shareholder approval.

The Adviser intends to implement a new dividend income strategy for the FBP Value Fund that will seek income as well as capital appreciation.  The Adviser believes that a strategy emphasizing higher yielding, dividend-paying stocks may provide greater potential for capital appreciation to shareholders of the FBP Value Fund, in addition to generating income.

The proposal will have the effect of changing the Fund’s investment objectives as follows:

Current Fundamental Investment Objectives	Proposed Fundamental Investment Objective
The investment objectives of the FBP Value Fund are long term growth of capital with current income as a secondary objective.	The investment objective of the FBP Value Fund is to provide above average and growing income while also achieving long-term growth of capital.
Purpose of Proposal	Effect of Proposal
The purpose of the Proposal is to change the FBP Value Fund’s objective of seeking income from a secondary component to a primary component and to reflect that the Fund seeks to provide above average and growing income as opposed to current income.  If the Proposal is approved, it will also enable the Fund to change its investment objective in the future without having to incur the expense or delay of obtaining shareholder approval, subject to the approval of the Board of Trustees.  Shareholders will be given 60 days’ notice of any such change.

If the Proposal is approved, would enable the Adviser to implement a dividend income strategy.  This strategy would place an increased emphasis on companies with above-average dividend yield, attractive valuation and dividend growth potential.  Although the Fund will need to sell some of its portfolio securities to conform to the new investment objective resulting in increased portfolio turnover, the Adviser expects to do so over time as investment opportunities present themselves.  Any future change to the Fund’s investment objective would be subject to the review and approval of the Board and would be reflected in such Fund’s disclosures to shareholders, as appropriate.

The proposed new investment objective will be accompanied by a corresponding change by the Board to the name of the FBP Value Fund and the adoption of new investment strategies consistent with the Fund’s increased emphasis on income.  If shareholders of the FBP Value Fund approve the new investment objective, the name of the Fund will change to the “FBP Equity & Dividend Plus Fund.”

The Board has reviewed the proposed changes to the FBP Value Fund’s fundamental investment objectives set forth in Proposal 2.  The Board has determined that the Proposal is in the best interests of the Fund and its shareholders and has unanimously approved the proposed new investment objective for the FBP Value Fund and the change to a non-fundamental objective set forth in Proposal 2, subject to the approval of the Fund’s shareholders.

If the Proposal is not approved by shareholders of the FBP Value Fund, the Fund’s current objectives and name will remain unchanged and the Board may consider other courses of action.

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUNDS VOTE "FOR" APPROVAL OF PROPOSAL No. 2.

PROPOSAL 3:	TO TRANSACT ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF IN THE DISCRETION OF THE PROXIES OR THEIR SUBSTITUTES

The proxy holders have no present intention of bringing any other matter before the Meeting other than the matters described herein or matters in connection with or for the purpose of effecting the same.  Neither the proxy holders nor the Board of Trustees are aware of any matters which may be presented by others.  If any other business shall properly come before the Meeting, the proxy holders intend to vote thereon in accordance with their best judgment.

OUTSTANDING SHARES AND VOTING REQUIREMENTS

Record Date.  The Board of Trustees has fixed the close of business on October 5, 2011 (the “Record Date”) as the record date for determining shareholders of the Funds entitled to notice of and to vote at the Meeting or any adjournment thereof.    As of the Record Date, there were _______________ shares of beneficial interest of the FBP Value Fund outstanding and __________________ shares of beneficial interest of the FBP Balanced Fund outstanding.  All full shares of the Funds are entitled to one vote, with proportionate voting for fractional shares.

5% Shareholders.   As of the Record Date, the following shareholders owned of record more than 5% of the outstanding shares of a Fund.  No other person owned of record and, according to information available to the Trust, no other person owned beneficially, 5% or more of the outstanding shares of the Funds on the Record Date.

Name and Address of Record Owner	Amount and Nature of Ownership	Percentage Ownership
FBP VALUE FUND
	Record Owner of __________ shares	%
	Record Owner of __________ shares	%
	Record Owner of __________ shares	%
FBP BALANCED FUND
	Record Owner of __________ shares	%
	Record Owner of __________ shares	%
	Record Owner of __________ shares	%

Quorum.  A quorum is the number of shares legally required to be at a meeting in order to conduct business.  The presence, in person or by proxy, of the holders of more than 50% of the outstanding shares of a Fund is necessary to constitute a quorum at the Meeting with respect to that Fund.  Proxies properly executed and marked with a negative vote or an abstention will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business.  If the Meeting is called to order but a quorum is not present at the Meeting, the persons named as proxies may vote those proxies that have been received to adjourn the Meeting to a later date.  If a quorum is present at the Meeting but sufficient votes to approve a proposal described herein are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies.  Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy.  The persons named as proxies will vote those proxies received that voted in favor of a proposal in favor of such an adjournment as to that proposal and will vote those proxies received that voted against the proposal against any such adjournment.

If a quorum (more than 50% of the outstanding shares of a Fund) is present at the Meeting, the vote of a majority of the outstanding shares of each Fund is required to approve the proposal to replace the Funds’ fundamental investment limitations (Proposal 1) and the vote of a majority of the outstanding shares of the FBP Value Fund is required to approve the proposal to replace that Fund’s fundamental investment objectives.  The vote of a majority of the outstanding shares of a Fund means the vote of the lesser of (1) 67% or more of the shares present or represented by proxy at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding shares.

Abstentions and “broker non-voters” are counted for purposes of determining whether a quorum is present but do not represent votes cast with respect to the proposal.  “Broker non-votes” are shares held by a broker or nominee for which an executed proxy is received by the Trust, but are not voted as to one or more proposals because instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power. Accordingly, abstentions and “broker non-votes” will effectively be a vote against the proposal, for which the required vote is a percentage of the outstanding voting shares and will have no effect on a vote for adjournment.

The Trustees of the Trust intend to vote all of their shares in favor of the proposals described herein.  On the Record Date, all Trustees and officers of the Trust as a group owned of record and/or beneficially ___% of the outstanding shares of the FBP Value Fund and ___% of the outstanding shares of the FBP Balanced Fund.

ADDITIONAL INFORMATION ON THE OPERATION OF THE FUNDS

Investment Adviser

The Adviser is a Virginia corporation having its principal office located at 800 Main Street, Lynchburg, Virginia 24505.  The Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended, and acts as an investment adviser to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals.

Principal Underwriter

Ultimus Fund Distributors, LLC (the “Underwriter”) serves as the Funds’ principal underwriter and, as such, is the exclusive agent for distribution of the Funds’ shares.  The Underwriter is obligated to sell shares of the Funds on a best efforts basis only against purchase orders for the shares.  Shares of the Funds are offered to the public on a continuous basis.  The Underwriter is located at 225 Pictoria Drive, Suite 450, Cincinnati Ohio 45246.

Administration and Other Services

Ultimus Fund Solutions, LLC (“Ultimus”) provides administrative services, accounting and pricing services, and transfer agent and shareholder services to the Funds.  Ultimus is located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

Annual and Semiannual Reports

The Funds will furnish, without charge, a copy of their most recent annual report and most recent semi-annual report succeeding such annual report, if any, upon request.  To request the annual or semi-annual report, please call us toll free at 1-866-738-1127, or write to Tina H. Bloom, Secretary, Williamsburg Investment Trust, P.O. Box 46707, Cincinnati, Ohio 45246-0707.  The Funds’ annual and semi-annual reports are available for download at www.fbpinc.com.

OTHER MATTERS

Shareholder Proposals

As a Massachusetts business trust, the Trust does not intend to, and is not required to hold annual meetings of shareholders, except under certain limited circumstances.  The Board of Trustees does not believe a formal process for shareholders to send communications to the Board of Trustees is appropriate due to the infrequency of shareholder communications to the Board of Trustees.  The Trust has not received any shareholder proposals to be considered for presentation at the Meeting.  Under the proxy rules of the SEC, shareholder proposals may, under certain conditions, be included in the Trust's proxy statement and proxy for a particular meeting.  Under these rules, proposals submitted for inclusion in the Trust's proxy materials must be received by the Trust within a reasonable time before the solicitation is made.  The fact that the Trust receives a shareholder proposal in a timely manner does not insure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion.  Annual meetings of shareholders of the Trust are not required as long as there is no particular requirement under the 1940 Act, which must be met by convening such a shareholder meeting.  Any shareholder proposal should be sent to Tina H. Bloom, Secretary of the Trust, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

Shareholder Communications with Trustees

Shareholders who wish to communicate with the Board or individual Trustees should write to the Board or the particular Trustee in care of the Fund, at the offices of the Trust as set forth below.  All communications will be forwarded directly to the Board or the individual Trustee.

Shareholders also have an opportunity to communicate with the Board at shareholder meetings.  The Trust does not have a policy requiring Trustees to attend shareholder meetings.

Proxy Delivery

The Funds may only send one proxy statement to shareholders who share the same address unless a Fund has received different instructions from one or more of the shareholders.  The Funds will deliver promptly to a shareholder, upon oral or written request, a separate copy of the proxy statement to a shared address to which a single copy of this proxy statement was delivered. By calling or writing the Funds, a shareholder may request separate copies of future proxy statements, or if the shareholder is receiving multiple copies of the proxy statement now, may request a single copy in the future.  To request a paper or e-mail copy of the proxy statement or annual report at no charge, or to make any of the aforementioned requests, write to the Funds, P.O. Box 46707, Cincinnati, Ohio 45246-0707, or call the Funds toll-free at 1-866-738-1127 or e-mail the Funds at fundinfo@ultimus.com.

By Order of the Board of Trustees,

Tina H. Bloom
Secretary

Date:    October 19, 2011

Please complete, date and sign the enclosed Proxy and return it promptly in the enclosed reply envelope.  NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. You may also vote by telephone or through the Internet by following the instructions on your proxy card.